Repurchase of common stock	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Repurchase of common stock

19. Repurchase of common stock

On October 30, 2014, the Board of Directors of Ardmore approved a share repurchase plan with authorization to buy up to $20 million of shares of the Company’s common stock for up to three years. As at December 31, 2015 Ardmore had repurchased 119,400 shares for a weighted average price of $10.71 per share, amounting to $1.3 million.